Exhibit 10.11

                      Summary of Approved Changes to the
              Blue Cross -- Controlled Affiliate License Agreement

      Action        Effective                               Explanation
                      Date

   Replace the    March 10,      Amended Standards 6(C) and 9 - Added the Electronic Claims Routing
   entire Exhibit 2000           Process ("ECRP") as a required National Program.
   A with the new
   Exhibit A.

                  N/A            Amended Standard 6(I) - Eliminated reporting requirements that have sunset.



                  June 16, 2000  Amended Standards 6(I) and 7(B):

                                 Eliminated the Annual Financial Forecast Required Report filed by
                                 Controlled Affiliate Licensees.



   Replace page   June 16, 2000  Amendment to Paragraph 14A:
   11
                                -    Revised double three-quarter voting requirement